Initial Public Offering	12 Months Ended
Dec. 31, 2025
Willow Lane Acquisition Corp [Member]
Restructuring Cost and Reserve [Line Items]
Initial Public Offering

Note 3 — INITIAL PUBLIC OFFERING

In the Initial Public Offering that closed on November 12, 2024, the Company sold 12,650,000 Units, which included the full exercise of the Over-Allotment Option in the amount of 1,650,000 Option Units, at a price of $10.00 per Unit. Each Unit consists of one Class A Ordinary Share and one-half of one redeemable Public Warrant. Each whole Public Warrant entitles the holder to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to adjustment. Each Public Warrant will become exercisable 30 days after the completion of the initial Business Combination and will expire five years after the completion of the initial Business Combination, or earlier upon redemption or liquidation.